UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 14, 2004
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                                 PubliCARD, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


         0-29794                                    23-0991870
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(Commission File Number)                  (I.R.S. Employer Identification No.)


 One Rockefeller Plaza, 14th Floor,
 New York, NY                                              10020
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code       (212) 651-3102
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       620 Fifth Avenue, Rockefeller Center, 7th Floor, New York, NY 10020
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

       99.1  Press release dated May 14, 2004

Item 12.  Results of Operations and Financial Condition.

       On May 14, 2004, PubliCARD, Inc. announced its results of operations for the three months ended March 31, 2004. A copy of the press release announcing the results of operations is filed as Exhibit 99.1.

       The information in this report, including the exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section. Furthermore, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PubliCARD, Inc.


Date:  May 14, 2004                 /s/ Antonio L. DeLise
                                    -------------------------------------
                                    Antonio L. DeLise, President,
                                    Chief Executive Officer,
                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1 Press release dated May 14, 2004 announcing the results of operations for the three months ended March 31, 2004